UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 11, 2016

Danaher Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-08089	59-1995548
(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue, NW, Suite 800W, Washington, D.C.	20037-1701
(Address of Principal Executive Offices)	(Zip Code)

202-828-0850

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In advance of a publicly webcast presentation at the J.P. Morgan Healthcare Conference on January 12, 2016, on January 11, 2016, Danaher Corporation issued a press release regarding the Company’s anticipated financial performance for the fourth quarter of 2015 and on January 12, 2016, Danaher Corporation furnished pursuant to Item 2.02 of Form 8-K such press release as well as the presentation attached hereto which contains certain information regarding Danaher’s anticipated financial performance for 2015, each of which is incorporated by reference herein.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

Exhibit No.	Description

99.1	Press release – “Danaher CEO to Comment on Financial Performance”

99.2	Danaher Presentation for J. P. Morgan Healthcare Conference on January 12, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

By:	/s/ James F. O’Reilly
Name:	James F. O’Reilly
Title:	Vice President, Associate General Counsel and Secretary

Dated: January 12, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release – “Danaher CEO to Comment on Financial Performance”

99.2	Danaher Presentation for J. P. Morgan Healthcare Conference on January 12, 2016